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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  September 3, 1997




                           NOBLE DRILLING CORPORATION
             (Exact name of registrant as specified in is charter)





          Delaware                  0-13857               73-0374541
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)           File Number)        Identification No.)



                        10370 Richmond Avenue, Suite 400
                              Houston, Texas 77042
         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code:  (713) 974-3131





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ITEM 5. OTHER EVENTS.

BACKGROUND

    Noble Drilling Corporation (the "Company") adopted a stockholder rights plan on June 28, 1995, pursuant to which the Board of Directors of the Company authorized and declared a dividend of one Right (a "Right") for each share of Common Stock, par value $.10 per share ("Common Stock"), of the Company (the "Common Shares"). The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated June 28, 1995 between the Company and Liberty Bank and Trust Company of Oklahoma City, N.A., as Rights Agent (the "Rights Agent"). The Rights Agreement was not entered into in response to any specific takeover proposal involving the Company and the Rights are not currently exercisable. When exercisable each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Shares"), at the exercise price per one one-hundredth of a Preferred Share (the "Purchase Price") specified in the Rights Agreement, subject to adjustment.

    A copy of the Rights Agreement specifying the terms of the Rights is filed as an Exhibit to this Form 8-K and incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement.

AMENDMENT NO. 1 TO THE RIGHTS AGREEMENT

    On September 3, 1997, the Company and the Rights Agent entered into Amendment No. 1 ("Amendment No. 1") to the Rights Agreement. Amendment No. 1 amends the Rights Agreement to increase the Purchase Price to $120.00 from $35.00 per one one-hundredth of a Preferred Share. Amendment No. 1 was not entered into in response to any specific takeover proposal involving the Company.

    As of September 2, 1997, there were 131,022,060 Common Shares issued and outstanding, and an aggregate of an additional 9,683,393 Common Shares reserved for issuance under the Company's employee stock option plans and non-employee director stock option plan and agreements. In connection with Amendment No. 1, the Company's Board of Directors has authorized and directed an amendment of the Certificate of Designations of Series A Junior Participating Preferred Stock to increase to 1,500,000 from 1,100,000 the number of Preferred Shares reserved for issuance upon the exercise of the Rights, which number of Preferred Shares is subject to adjustment from time to time in accordance with the Rights Agreement.

    A copy of Amendment No. 1 to the Rights Agreement is filed as an Exhibit to this Form 8-K and incorporated herein by reference. The foregoing description of Amendment No. 1 is qualified in its entirety by reference to the Rights Agreement. In addition, a Summary of Rights to Purchase Preferred Shares, as amended as of September 3, 1997 to conform with Amendment No. 1, is filed as an Exhibit to this Form 8-K and incorporated herein by reference.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits

         Item        Exhibit
         4.1     Rights Agreement, dated as of June 28, 1995, between Noble
                 Drilling Corporation and Liberty Bank and Trust Company of
                 Oklahoma City, N.A. (filed as Exhibit 4 to the Registrant's
                 Form 8-K dated June 29, 1995 and incorporated herein by
                 reference)

         4.2 Amendment No. 1 to Rights Agreement, dated September 3, 1997, between Noble Drilling Corporation and Liberty Bank and Trust
                 Company of Oklahoma City, N.A. (filed as Exhibit 4.2 to the
                 Registrant's Form 8-A/A (Amendment No. 1) dated September 3,
                 1997 and incorporated herein by reference)

         4.3 Summary of Rights to Purchase Preferred Shares, as amended as of September 3, 1997 to conform with Amendment No. 1 to Rights
                 Agreement, dated September 3, 1997





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                                   SIGNATURE



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NOBLE DRILLING CORPORATION



Date:  September 3, 1997          By:   /s/ Byron L. Welliver
                                      ----------------------------------------
                                  Name:  Byron L. Welliver,
                                  Title: Senior Vice President - Finance,
                                         Treasurer and Controller





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                               INDEX TO EXHIBITS


 ITEM
NUMBER                                EXHIBIT
------                                -------
4.1              Rights Agreement, dated as of June 28, 1995, between Noble Drilling Corporation and Liberty Bank and
                 Trust Company of Oklahoma City, N.A. (filed as Exhibit 4 to the Registrant's Form 8-K dated June 29,
                 1995 and incorporated herein by reference)

4.2              Amendment No. 1 to Rights Agreement, dated September 3, 1997, between Noble Drilling Corporation and
                 Liberty Bank and Trust Company of Oklahoma City, N.A. (filed as Exhibit 4.2 to the Registrant's Form
                 8-A/A (Amendment No. 1) dated September 3, 1997 and incorporated herein by reference)

4.3              Summary of Rights to Purchase Preferred Shares, as amended as of September 3, 1997 to conform with
                 Amendment No. 1 to Rights Agreement, dated September 3, 1997